Exhibit 99.1

Third Quarter 2018 Investor Presentation  July 31, 2018

Certain statements contained in this investor presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements relating to the Company’s assets, business, cash flows, condition (financial or otherwise), credit quality, financial performance, liquidity, short and long-term performance goals, prospects, results of operations, the performance of the Company’s Banking and Mortgage Segments, strategic initiatives, the benefits, cost and synergies of the Clayton Banks acquisition, the timing, benefits, costs and synergies of future acquisitions, disposition and other growth opportunities and the performance of the banking and mortgage industry and the condition of the economy in general. These statements, which are based upon certain assumptions and estimates and describe the Company’s future plans, results, strategies and expectations, can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates and projections will be achieved. Accordingly, the Company cautions investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict and that are beyond the Company’s control. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date of this investor presentation, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this investor presentation including, without limitation, the risks and other factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 16, 2018, filed with the SEC on May 10, 2018, under the captions “Cautionary note regarding forward-looking statements” and “Risk factors.” Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this investor presentation, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company.TerminologyIn this investor presentation, references to “we,” “our,” “us,” “FB Financial” or “the Company” refer to FB Financial Corporation, a Tennessee corporation, and our wholly owned bank subsidiary, FirstBank, a Tennessee state-chartered bank, unless otherwise indicated or the context otherwise requires. References to “Bank” or “FirstBank” refer to FirstBank, our wholly owned bank subsidiary.Contents of Investor PresentationExcept as is otherwise expressly stated, the contents of this investor presentation are presented as of the date on the front cover of this investor presentation. Market Data Market data used in this investor presentation has been obtained from government and independent industry sources and publications available to the public, sometimes with a subscription fee, as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. We did not commission the preparation of any of the sources or publications referred to in this presentation. We have not independently verified the data obtained from these sources, and, although we believe such data to be reliable as of the dates presented, it could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this investor presentation.   Forward looking statements 1

Use of non-GAAP financial measures  This investor presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (GAAP) and therefore are considered non-GAAP financial measures. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant gains and charges in the periods presented. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding our underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which we calculate the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures we have discussed herein when comparing such non-GAAP financial measures. Below is a listing of the non-GAAP financial measures used in this investor presentation. Adjusted (pro forma) net income and earnings per share, the core efficiency ratio (tax equivalent basis), the Banking segment core efficiency ratio (tax-equivalent basis), the Mortgage segment core efficiency ratio (tax-equivalent basis), adjusted mortgage contribution, adjusted (pro forma) return on average assets, equity and tangible common equity and pro forma core total revenue are non-GAAP measures that exclude merger-related and conversion expenses, one time IPO equity grants, securities gains (losses), gain (loss) on sale of other real estate owned, and other selected items. The Company’s management uses these measures in their analysis of the Company’s performance. The Company’s management believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrate the effects of significant gains and charges. Tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity and adjusted return on average tangible common equity are non-GAAP measures that exclude the impact of goodwill and other intangibles and are used by the Company’s management to evaluate capital adequacy. Because intangible assets such as goodwill and other intangibles vary extensively from company to company, we believe that the presentation of these non-GAAP financial measures allows investors to more easily compare the Company’s capital position to other companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures is provided in the Appendix to this investor presentation.  2

Strategic drivers    Great Place to Work  Strategic M&A    Experienced Senior Management Team  Elite Financial Performer  Scalable Banking and Mortgage Platforms  Local Decision Makers in Attractive Metro and Community Markets 3

Over 110 years of history in Tennessee



Organic growth
Acquisitions
Other
1990: Jim Ayers acquired sole control of the Bank
2001: Opened branches in Nashville and Memphis
2004: Opened branch in Knoxville
2008: Opened two branches in Chattanooga
2014: Opened branch in Huntsville, Alabama
2015: Awarded "Top Workplaces" by The Tennessean
2016: Rebranded to FB Financial and Completed IPO
2018: Completed secondary offering of 3.7mm shares
Year: 1906 1984 1988 1990 1996 1999 2001 2003 2004 2006 2007 2008 2010 2012 2013 2014 2015 2016 2017 2018
1984: Jim Ayers and associate acquired the Bank
1988: Purchased assets of First National Bank of Lexington; Changed franchise name to FirstBank
1996: Purchased Bank of West Tennessee (Lexington) and Nations Bank branch (Camden)
1999: Acquired First State Bank of Linden
2001: Acquired Bank of Huntingdon
2003: Acquired The Bank of Murfreesboro in Nashville MSA
2007: Acquired branches from AmSouth Bank in Tennessee community markets
2015: Acquired Northwest Georgia Bank in Chattanooga MSA
2016: Completed core operating platform conversion
2017: Acquired Clayton Bank and Trust (Knoxville, TN) and American City Bank (Tullahoma, TN)
1984 1996 1999 2001 2003 2004 2006 2007 2008 2010 2012 2014 2015 2016 2017 2018
Total assets ($bn)
$0.3 $0.5 $0.8 $1.1 $1.1 $1.5 $1.9 $2.1 $2.1 $2.2 $2.4 $2.9 $3.3 $4.7 $4.9

FB FirstBank

4

Snapshot of FB Financial today

Company overview

- Second largest Nashville-headquartered bank and third largest Tennessee-based bank
- Originally chartered in 1906, one of the longest continually operated banks in Tennessee
- Completed the largest bank IPO in Tennessee history in September 2016
- Mr. James W. Ayers is a current ~44% owner of FB Financial following recent secondary offering
- Attractive footprint in both high growth metropolitan markets and stable community markets
  - Located in six attractive metropolitan markets in Tennessee & Alabama
  - Strong market position in twelve community markets
  - Mortgage offices located throughout footprint and strategically across the southeast
- Provides the personalized, relationship-based service of a community bank with the products and capabilities of a larger bank
  - Local people, local knowledge and local authority
  - Personal banking, commercial banking, investment services, trust and mortgage banking

Current organizational structure

FB Financial Corporation
100% stockholder of FirstBank

↓

FB FirstBank

Financial highlights

Balance sheet data ($mm)	6/30/2018
Total assets	$4,923
Loans - HFI	3,416
Total deposits	3,910
Shareholder's equity	631

Key metrics – (%)	1H 2018
Pro forma adjusted ROAA (%)	1.85%[1]
Adjusted ROATCE (%)	19.1%[1]
NIM (%)	4.73%
Core Efficiency (%)	63.7%[1]
Tangible Common Equity/ Tangible Assets (%)	10.1%[1]

Note: Unaudited financial data as of June 30, 2018
[1] Non-GAAP financial measure. See "Use of non-GAAP financial measures" and "Reconciliation of non-GAAP financial measures" in the Appendix hereto.

FB FirstBank

5

A leading community bank headquartered in Tennessee

Top 10 banks in Tennessee[1]

Rank	Name	Headquarters	Branches (#)	TN deposits ($bn)	Deposit market share (%)	Percent of company deposits (%)
1	First Horizon	Memphis, TN	202	$22.9	15.5%	74.5%
2	Regions	Birmingham, AL	221	18.7	12.6%	18.8%
3	SunTrust	Atlanta, GA	127	13.7	9.3%	8.4%
4	Bank of America	Charlotte, NC	58	11.5	7.8%	0.9%
5	Pinnacle	Nashville, TN	46	9.7	6.6%	61.1%
6	**FB Financial**	**Nashville, TN**	**56**	**3.6**	**2.4%**	**93.8%**
7	U.S. Bancorp	Minneapolis, MN	103	3.2	2.2%	1.0%
8	Franklin Financial	Franklin, TN	14	2.9	2.0%	100.0%
9	BB&T	Winston-Salem, NC	47	2.7	1.8%	1.7%
10	Wilson	Lebanon, TN	27	2.0	1.4%	100.0%

Top 10 banks under $25bn assets in Tennessee[1]

Rank	Name	Headquarters	Branches (#)	TN deposits ($bn)	Deposit market share (%)	Percent of company deposits (%)
1	Pinnacle	Nashville, TN	46	9.7	6.6%	61.1%
2	**FB Financial**	**Nashville, TN**	**56**	**3.6**	**2.4%**	**93.8%**
3	Franklin Financial	Franklin, TN	14	2.9	2.0%	100.0%
4	Wilson	Lebanon, TN	27	2.0	1.4%	100.0%
5	Simmons First	Pine Bluff, AR	45	2.0	1.4%	18.0%
6	Home Federal	Knoxville, TN	23	1.7	1.2%	100.0%
7	CapStar Financial	Nashville, TN	15	1.5	1.0%	100.0%
8	Renasant	Tupelo, MS	18	1.5	1.0%	15.0%
9	First Citizens	Dyersburg, TN	24	1.3	0.9%	100.0%
10	SmartFinancial	Knoxville, TN	17	1.3	0.9%	70.1%

#2 community bank in Tennessee[2]

Source: SNL Financial; Note: Deposit data as of June 30, 2017; Pro forma for completed acquisitions since June 30, 2017 and pending acquisitions announced as of July 18, 2018.
[1] Sorted by deposit market share, deposits are limited to Tennessee.
[2] Community bank defined as banks with less than $25bn in assets.

FB FirstBank

6

Attractive footprint with balance between stable community markets and high growth metropolitan markets  269123Blue dots  193210228Metro markets  130131135Highway  167169172State county outlines  8715487Green dots  148194148Community markets  Source files are619754_FirstBank Bancorp.ai and mapinfo  1 Source: SNL Financial. Statistics are based upon county data. Market data is as of June 30, 2017 and is presented on a pro forma basis for completed acquisitions since June 30, 2017 and pending acquisitions as of July 18, 2018. Size of bubble represents size of company deposits in a given market.2 Financial and operational data as of June 30, 2018.            Nashville MSA  Knoxville MSA  Chattanooga MSA  Huntsville MSA  Memphis MSA      Jackson MSA  Metropolitan marketsCommunity markets      Our current footprint1   Total loans (excluding HFS)2 - $3.4bn  Total full service branches2 – 56 branches  Total deposits2 - $3.9bn  Market rank by deposits: Nashville (13th)Chattanooga (7th) Jackson (3rd) Memphis (23rd)Knoxville (10th) Huntsville (19th)       Community  Metropolitan65%   Community 22%  Community 43%  Metropolitan57%   Metropolitan54%   Community 36% 7

Well positioned in attractive metropolitan markets  269123Blue dots  193210228Metro markets  130131135Highway  167169172State county outlines  8715487Green dots  148194148Community markets  Source files are619754_FirstBank Bancorp.ai and mapinfo  Nashville rankings: “The new 'it' City” – The New York Times1   Most attractive mid-sized cities for business3  # 2  Home to leading companies…with more on the way  Nashville growth  Population growth 2010 – 2018 (%)  Projected median HHI growth 2018 – 2023 (%)  Projected population growth 2018 – 2023 (%)  Located in northern Alabama One of the strongest technology economies in the nation, with the highest concentration of engineers in the United States6th largest county by military spending in the country  Huntsville  Chattanooga  4th largest MSA in TNDiverse economy with over 24,000 businesses Employs over 260,000 people Focused on attracting tech companies and start-ups; first municipality to debut a gigabit network  Memphis  2nd largest MSA in TNDiversified business base and has the busiest cargo airport in North America11.5 million tourists visit annually, generating more than $3.3 billion for the local economy in 2016   Knoxville  3rd largest MSA in TN Approximately 14,000 warehousing and distribution jobs are in the area and account for an annual payroll of $3.8 billionWell situated to attract the key suppliers and assembly operations in the Southeast  Source: S&P Market Intelligence; Chattanooga, Knoxville, Memphis, Huntsville Chambers of Commerce, U.S. Department of Labor, Bureau of Labor Statistics, NAICS; 1 January 8, 2013 “Nashville Takes its Turn in the Spotlight”; 2 Forbes, June 2017; 3 KPMG, April 2014; 4 Headlight Data, July 2017; 5 ACBJ, October 2017.  8th largest MSA in TNComplements and solidifies our West Tennessee franchiseFirstBank is an established leader with #3 market share  Jackson  Metro for professional and business service jobs2  # 1  North America HQ    “AllianceBernstein LP to establish global headquarters in Nashville…to base 1,050 jobs in Davidson county”   Healthiest economy in top 100 metro areas5  # 4  Fastest growing large metro economy4  # 3 8

1H 2018 highlights

Key highlights

- Adjusted diluted EPS[1] of $1.38, resulting in adjusted ROAA[1] of 1.85%
- Loans (HFI) grew to $3.4 billion, a 73.3% increase from 2Q 2017; grew 15.8% annualized from 4Q 2017
- Customer deposits grew to $3.8 billion, a 41.0% increase from 2Q 2017; grew 15.0% annualized from 4Q 2017, while controlling deposit costs of 0.59%
- Continued customer-focused balance sheet growth resulting in a net interest margin of 4.73% for 1H 2018
- Banking Segment core efficiency ratio[1] improved to 53.4% in 1H 2018, down 520 basis points from FY 2017
- Mortgage banking income of $55.0 million, a 0.5% decrease from 1H 2017, with interest rate lock commitment (IRLC) volume of $4.1 billion for the six months, up 9.3% from 1H 2017
- Paid initial quarterly dividend of $0.06 per common share to shareholders of record as of April 30, 2018, driven by robust capital generation; declared dividend payable on August 15, 2018
- Completed $151.8 million Secondary Offering on May 31, 2018

Financial results

	Six months ended June 30, 2018	
	Non-GAAP adjusted results[1]	Reported GAAP results
Diluted earnings per share	$1.38	$1.33
Net income ($mm)	$43.4	$41.9
Net interest margin	4.73%[2]	4.73%
Return on average assets	1.85%	1.79%
Return on average equity	14.4%	13.9%
Return on average tangible common equity	19.1%	18.5%
Efficiency ratio	63.7%	66.6%

[1] Adjusted results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations, using a combined marginal income tax rate of 26.06% excluding one-time items. See "Use of non-GAAP financial measures" and "Reconciliation of non-GAAP financial measures" in the Appendix hereto.

[2] Includes accretion from acquired / purchased loans and collection of interest income on nonaccrual loans, which resulted in 20 basis points of net interest margin during 1H 2018.

FB FirstBank

9

Consistently delivering balanced profitability and growth  Drivers of profitability  Pro forma return on average assets, adjusted1  Net interest margin  Noninterest income ($mm)      Loans / deposits  1 Pro forma net income and tax-adjusted return on average assets include a pro forma provision for federal income taxes using a combined effective income tax rate of 33.76%, 35.37%, 35.63%, 35.08%, and 36.75% for the years ended December 31, 2012, 2013, 2014, 2015, and 2016, respectively, and also includes the exclusion of a one-time tax charge from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. Non-GAAP financial measures. See “Use of non-GAAP financial measures,” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto.2 1H18 reflects six months ended June 30, 2018, non-annualized data.  +121 bps    NPLs (HFI) / loans (HFI) (%)    (391) bps 10

Consistent loan growth and balanced portfolio

Total loan growth[1] ($mm) and commercial real estate concentration



CAGR: 20.2%
$1,240
$1,341
$1,416
$1,702
$1,849
$3,167
$3,416
2012
2013
2014
2015
2016
2017
1H18

Commercial real estate (CRE) concentration[2]	% of risk-based Capital 12/31/17	6/30/18	Pro Forma 6/30/18[3]
C&D loans subject to 100% risk-based capital limit	96%	105%	100%
Total CRE loans subject to 300% risk-based capital limit	228%	239%	228%

Loan portfolio breakdown[1]

4Q 2012



Other
5%
1-4 family
19%
1-4 family
HELOC
13%
Multifamily
3%
C&D
8%
CRE
14%
C&I
38%

Total Loans HFI: $1,240 million

2Q 2018



Other
6%
1-4 family
15%
1-4 family
HELOC
6%
Multifamily
2%
C&D
15%
CRE
17%
C&I
39%

Total Loans HFI: $3,416 million

[1] Exclude HFS loans; C&I includes owner-occupied CRE; CRE excludes owner-occupied CRE.
[2] Risk-based capital at FirstBank as defined in Call Report. 2Q 2018 calculation is preliminary and subject to change.
[3] Estimated to reflect planned sale of $3.3 billion in servicing rights, reducing disallowed MSR by $24 million and increasing total risk based capital on a pro forma basis.

FB FirstBank

11

Peer-leading net interest margin remains strong  Historical yield and costs  1 Includes tax-equivalent adjustment.2 Data for nonaccrual interest collections not available prior to 2016.NM = not meaningful  NIM (%)  3.52%  3.75%   3.93%   3.97%   4.10%   4.46%   4.73%    Impact of accretion and nonaccrual interest collections (%)2   NM  NM  NM  0.01%  0.17%  0.24%  0.20%    Deposit cost (%)   0.78%  0.48%  0.36%  0.30%  0.29%  0.42%  0.59%    Loan (HFI) yield     2016  2017  1H18  Contractual interest rate on loans HFI1  4.69%  4.95%  5.33%  Origination and other loan fee income  0.41%  0.32%  0.41%    5.10%  5.27%  5.74%  Nonaccrual interest collections2  0.06%  0.14%  0.04%  Accretion on purchased loans  0.20%  0.22%  0.22%  Loan syndication fees  0.05%  0.03%  0.02%  Total loan yield (HFI)  5.41%  5.66%  6.02%          1H 2018 cost of total deposits up 9 bps (or 18% beta) from 4Q 20171H 2018 contractual yield on loans up 13 bps (or 26% beta from 4Q 2017 12

Noninterest-bearing25%  Stable, low cost core deposit franchise  Total deposits ($mm)  1 Includes mortgage servicing-related escrow deposits of $45.4 million and $53.7 million for the years ended December 31, 2016 and 2017, respectively, and $88.4 million for the quarter ended June 30, 2018. There were no mortgage servicing-related escrow deposits prior to those periods.  Noninterest bearing deposits ($mm)1  Deposit composition as of June 30, 2018  Cost of deposits        CAGR 14.9%  CAGR 21.0%      48% Checking accounts  Time19%   Savings 5%  Money market 28%  Interest-bearing checking23%    1  1   13  $1,821 $1,804 $1,924 $2,438 $2,672 $3,664 $3,910 2012 2013 2014 2015 2016 2017 1H18 Total deposits ($mm) 1 Includes mortgage servicing-related escrow deposits of $45.4 million and $53.7 million for the years ended December 31, 2016 and 2017, respectively, and $88.4 million for the quarter ended June 30, 2018. There were no mortgage servicing-related escrow deposits prior to those periods. Noninterest bearing deposits ($mm)1 Deposit composition as of June 30, 2018 Cost of deposits 18.7% 19.8% 22.8% 25.7% 26.1% 24.2% 24.8% 0.78% 0.48% 0.36% 0.30% 0.29% 0.42% 0.59% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2012 2013 2014 2015 2016 2017 1H18 Noninterest bearing (%) Cost of total deposits (%)

$ 94.5  $ 103.7  $ 50.5  $ 11.2  $ 3.5  $ (2.4)  $ 12.1   $ 13.2   $ 10.4   $ --  $ (3.5)  $ (3.5)  $117.8  $116.9  $55.0  Total mortgage pre-tax contribution (including retail footprint) of $5.3 million in 1H 2018, compared to $8.5 million in 1H 2017, 9.3% of 1H 2018adjusted consolidated pre-tax income, down from 25.3% in 1H 2017Mortgage banking income of $55.0 million in 1H 2018, down 0.5% from 1H 2017Expect to sell $3.3 billion of loans serviced during the 3rd quarter with no material impactIncluding the impact of MSR sales, expect total mortgage pre-tax contribution (including retail footprint) to total $5 - $7 million in 2H 2018 compared to the total pre-tax contribution in 2H 2017 of $9.7 million (guidance further revised from May 2018 guidance)  Mortgage operations overview  Highlights    Gain on Sale    Total adjusted pre-tax contribution2 (%)  Mortgage production    Consumer Direct  Correspondent  Third party originated  Retail   Retail footprint            Total Mortgage (including retail footprint)  Banking (excluding retail footprint)        2016   2017  1H18    Fair value changes     Fair value MSR change  Mortgage banking income ($mm)    Servicing Revenue  Total Income  Confirm 2017 numbers    Total Mortgage decreased by 16.1 percentage points  $5.97bn  $7.57bn  IRLC volume:  $4.10bn  IRLC pipeline1:  $533mm  $504mm  $598mm  Refinance %:   60%  42%  35%  Purchase %:   40%  58%  65%  1 As of the respective period end.2 Non-GAAP financial measure. See “Use of non-GAAP financial measures,” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto. 14

Improving operating leverage remains a key objective

Improving operating efficiency

- Consolidated 1H 2018 core efficiency ratio of 63.7% driven by Banking Segment core efficiency ratio of 53.4%, approaching our target level of sub-50%
- 1H 2018 illustrates continued operating leverage achieved through organic growth, merger and ongoing cost efficiencies
- Total revenue at the consolidated level increased by over 80% the rate of total noninterest expense in 1H 2018 as compared to 1H 2017
- Continued investments in revenue producers, IT systems and back office personnel to build upon scalable platform
- Continue to refine mortgage banking with operational efficiency improvements

Core efficiency ratio (tax-equivalent basis)[1]



Banking Segment, declined 17.8 percentage points since 2013
Consolidated, declined 14.0 percentage points since 2012
Mortgage Segment
Banking Segment Core Efficiency Ratio[1] of 55.2% for 1Q 2018 and 51.7% for 2Q 2018
77.7%
71.2%
75.4%
98.0%
69.2%
73.9%
98.0%
66.9%
73.1%
89.2%
64.4%
70.6%
81.4%
58.6%
67.3%
82.4%
53.4%
63.7%
84.6%
2012
2013
2014
2015
2016
2017
1H18

[1] Non-GAAP financial measure. See "Use of non-GAAP financial measures," and "Reconciliation of non-GAAP financial measures" in the Appendix hereto.

FirstBank

15

Asset quality continues to improve    Classified & PCI loans ($mm)2  Net charge-offs (recoveries) / average loans  Nonperforming ratios  LLR / loans            1 Includes acquired excess land and facilities for all periods subsequent to the acquisition of the Clayton Banks and GNMA rebooked loans for the fourth quarter of 2017.2 Classified loan data not available for 2012. 16  65 $46 $70 $55 $55 $58 $0 $0 $0 $21 $16 $89 $78 2012 2013 2014 2015 2016 2017 1H18 Classified Purchased credit impaired 4.17% 2.12% 1.21% 0.68% 0.54% 0.32% 0.26% 2.87% 1.72% 1.01% 0.86% 0.58% 1.53% 0.52% 2012 2013 2014 2015 2016 2017 1H18 NPLs (HFI) / loans (HFI) NPAs / assets¹ 0.14% 0.35% 0.04% 0.10% 0.07% (0.13%) (0.06%) 2012 2013 2014 2015 2016 2017 1H18 3.11% 2.41% 2.05% 1.50% 1.18% 0.76% 0.77% 2012 2013 2014 2015 2016 2017 1H18

Strong capital position for future growth  1 Total regulatory risk based capital, FB Financial Corporation.2 Non-GAAP financial measure. See “Use of non-GAAP financial measures,” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto.3 June 30, 2018 calculation is preliminary and subject to change.  Capital position     12/31/16  12/31/17  6/30/183  Shareholder’s equity / Assets  10.1%  12.6%  12.8%  TCE / TA2  8.7%  9.7%  10.1%  Common equity tier 1 / Risk-weighted assets  11.0%  10.7%  10.7%  Tier 1 capital / Risk-weighted assets  12.2%  11.4%  11.4%  Total capital / Risk-weighted assets  13.0%  12.0%  12.0%  Tier 1 capital / Average assets (Leverage Ratio)  10.1%  10.5%  10.9%      Simple capital structure    Tangible book value per share  Growth: 35.5% since IPO (September 2016)  Declared quarterly dividend of $0.06 payable August 15, 2018 17

M&A Strategy1  Tuscaloosa Drive time from Nashville 3:30 / Huntsville 2:10Birmingham from Nashville 2:40 / Huntsville 1:30Atlanta 3:30 / Chattanooga 1:40Greenville 5:10 / Chattanooga 3:30 / Knoxville 2:40Asheville 4:20 / Knoxville 1:50Blacksburg 5:50 / Knoxville 3:20Roanoke 6:10 / Knoxville 3:40Bowling Green 1:00Glasgow 1:30  Consolidation strategy across existing and contiguous markets  Actively evaluate desirable opportunities in current and expansion markets, highlighted aboveFinancially attractive (EPS accretion, minimal TBV dilution)Cultural and strategic fitConsolidate across Tennessee as attractive opportunities arisePotential Targets in Current Footprint:19 banks headquartered in TN between $400 million and $750 million in assets10 banks between $750 million and $1 billion10 banks $1 billion to $3 billion in assets  Maintain positive, ongoing dialogue with targets to position ourselves as an option when they are ready to create a partnershipPotential Targets in Highlighted Markets:30 banks headquartered in highlighted MSAs $400 million - $3 billion in assets, 8 of which are greater than $1 billion15 additional banks in Community markets $400 million - $3 billion, 4 of which are greater than $1 billionExisting FirstBank Mortgage offices in Tuscaloosa, Birmingham, Atlanta and Greenville MSAs  Drive Times  Tuscaloosa:Nashville ~3.5 hoursHuntsville ~2 hoursBirmingham:Nashville >3 hoursHuntsville ~1.5 hoursAtlanta:Nashville ~3.5 hoursChattanooga <2 hoursGreenville:Nashville ~5 hoursKnoxville <3 hoursAsheville:Nashville ~4 hoursKnoxville ~2 hours  Atlanta  Birmingham  Tuscaloosa  Greenville  Asheville  BowlingGreen  Glasgow  Clarksville  Kingsport  JohnsonCity  1 See Forward-Looking statements on slide 1. 18

Appendix 19

Reconciliation of non-GAAP financial measures  Pro forma net income, adjusted  Pro forma diluted earnings per share, adjusted  1 2016 includes loss on sale of mortgage servicing rights, impairment of mortgage servicing rights, gain on sales or write-downs of other real estate owned and other assets and gain on sale of securities; 2015 includes bargain purchase gain and gain from securities; 2014 includes gain from securities; 2012 includes gain on sale of securities and loss on sale or write-downs of other real estate.2 The Company terminated its S-Corporation status and became a taxable corporate entity (“C Corporation”) on September 16, 2016 in connection with its initial public offering. Pro forma amounts for income tax expense, adjusted, and diluted earnings per share, adjusted, have been presented assuming the Company’s pro forma effective tax rate of 36.75%, 35.08%, 35.63%, 35.37%, and 33.76% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively, and also includes the exclusion of a one-time tax change from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. 1H 2018 uses a marginal tax rate on adjustments of 26.06%; 2017 uses a marginal tax rate on adjustments of 39.23%. 20  Pro forma net income, adjusted (Dollars in thousands) 1H 2018 2017 2016 2015 2014 2013 2012 Pre‐tax net income $ 55,095 $ 73,485 $ 62,324 $ 50,824 $ 34,731 $ 28,797 $ 21,974 Plus merger and offering‐related costs 1,864 19,034 3,268 3,543 ‐ ‐ ‐ Less signficant gains (losses) on securities, other real estate owned and other items(1) ‐ ‐ (3,539) 4,638 2,000 ‐ 1,331 Pre tax net income, adjusted $ 56,959 $ 92,519 $ 69,131 $ 49,729 $ 32,731 $ 28,797 $ 20,643 Pro forma income tax expense, adjusted(2) 13,587 34,749 25,404 18,425 11,662 10,185 6,897 Pro forma net income, adjusted $ 43,372 $ 57,770 $ 43,727 $ 31,304 $ 21,069 $ 18,612 $ 13,746 Weighted average common shares outstanding fully diluted 3 1,275,846 28,207,602 19,312,174 17,180,000 17,180,000 17,180,000 17,180,000 Pro forma diluted earnings per share, adjusted (Dollars in thousands) 1H 2018 2017 2016 2015 2014 2013 2012 Pro forma diluted earnings per share, adjusted Diluted earning per share $ 1.33 $ 1.86 $ 2.10 $ 2.79 $ 1.89 $ 1.57 $ 1.19 Plus merger and conversion costs 0.06 0.67 0.17 0.21 ‐ ‐ ‐ Less signficant gains (losses) on securities, other real estate owned and other items ‐ ‐ (0.18) 0.27 0.12 ‐ 0.08 Tax effect (0.01) (0.48) (0.19) (0.91) (0.54) (0.49) (0.31) Pro forma diluted earnings per share, adjusted $ 1 .38 $ 2.05 $ 2.26 $ 1.82 $ 1.23 $ 1.08 $ 0.80

Reconciliation of non-GAAP financial measures (cont'd)

Tax-equivalent core efficiency ratio

(Dollars in thousands)	1H 2018	2017	2016	2015	2014	2013	2012
Core efficiency ratio (tax-equivalent basis)							
Total noninterest expense	$ 112,454	$ 222,317	$ 194,790	$ 138,492	$ 102,163	$ 89,584	$ 83,874
Less one-time equity grants	-	-	2,960	-	3,000	-	-
Less variable compensation charge related to cash settled equity awards	-	635	1,254	-	-	-	-
Less merger and offering-related expenses	1,864	19,034	3,268	3,543	-	-	-
Less loss on sales or write-downs of other real estate	-	-	-	-	-	-	2,339
Less impairment of mortgage servicing rights	-	-	4,678	194	-	-	-
Less loss on sale of mortgage servicing rights	-	249	4,447	-	-	-	-
Core noninterest expense	$ 110,590	$ 202,399	$ 178,183	$ 134,755	$ 99,163	$ 89,584	$ 81,535
Net interest income (tax-equivalent basis)	100,708	156,094	113,311	95,887	85,487	77,640	70,602
Total noninterest income	68,983	141,581	144,685	92,380	50,802	41,386	38,047
Less bargain purchase gain	-	-	-	2,794	-	-	-
Less change in fair value on mortgage servicing rights	(3,491)	(3,424)	-	-	-	-	-
Less gain on sales or write-downs of other real estate owned and other assets	(250)	110	1,179	(710)	151	158	-
Less gain from securities, net	(144)	285	4,407	1,844	2,000	34	3,670
Core noninterest income	72,868	144,610	139,099	88,452	48,651	41,194	34,377
Core revenue	$ 173,576	$ 300,704	$ 252,410	$ 184,339	$ 134,138	$ 118,834	$ 104,979
Efficiency ratio (GAAP)[1]	66.6%	75.4%	76.2%	74.4%	76.1%	76.7%	78.9%
Core efficiency ratio (tax-equivalent basis)	63.7%	67.3%	70.6%	73.1%	73.9%	75.4%	77.7%

(1) Efficiency ratio (GAAP) is calculated by dividing non-interest expense by total revenue.

FB FirstBank

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Reconciliation of non-GAAP financial measures (cont'd)

Segment tax-equivalent core efficiency ratio

(Dollars in thousands)	1H 2018	2017	2016	2015	2014	2013
Banking segment core efficiency ratio (tax equivalent)						
Core consolidated noninterest expense	$ 110,590	$ 202,399	$ 178,183	$ 134,755	$ 99,163	$ 89,584
Less Mortgage segment noninterest expense[1]	38,492	77,346	84,191	46,094	21,730	18,326
Add impairment of mortgage servicing rights	-	-	4,678	194	-	-
Add loss on sale of mortgage servicing rights	-	249	4,447	-	-	-
Adjusted Banking segment noninterest expense	72,098	125,302	103,117	88,855	77,433	71,258
Adjusted core revenue	173,576	300,704	252,410	184,339	134,138	118,834
Less Mortgage segment noninterest income	42,013	90,196	92,209	51,472	22,177	18,698
Less change in fair value on mortgage servicing rights	(3,491)	(3,424)	-	-	-	-
Adjusted Banking segment total revenue	$ 135,054	$ 213,932	$ 160,201	$ 132,867	$ 111,961	$ 100,136
Banking segment core efficiency ratio (tax-equivalent basis)	53.4%	58.6%	64.4%	66.9%	69.2%	71.2%
Mortgage segment core efficiency ratio (tax equivalent)						
Consolidated noninterest expense	$ 112,454	$ 222,317	$ 194,790	$ 138,492	$ 102,163	$ 89,584
Less impairment on mortgage servicing rights	-	-	4,678	194	-	-
Less loss on sale of mortgage servicing rights	-	249	4,447	-	-	-
Less Banking segment noninterest expense[2]	73,962	144,971	110,599	92,398	80,433	71,258
Adjusted Mortgage segment noninterest expense	$ 38,492	$ 77,097	$ 75,066	$ 45,900	$ 21,730	$ 18,326
Total noninterest income	68,983	141,581	144,685	92,380	50,802	41,386
Less Banking segment noninterest income	26,970	51,385	52,476	40,908	28,625	22,688
Less change in fair value on mortgage servicing rights	(3,491)	(3,424)	-	-	-	-
Adjusted Mortgage segment total revenue	$ 45,504	$ 93,620	$ 92,209	$ 51,472	$ 22,177	$ 18,698
Mortgage segment core efficiency ratio (tax-equivalent basis)	84.6%	82.4%	81.4%	89.2%	98.0%	98.0%

[1] Includes mortgage segment Other noninterest mortgage banking expense, depreciation, loss on sale of mortgage servicing rights and amortization and impairment of mortgage servicing rights.
[2] Includes banking segment Other noninterest expense, other noninterest mortgage banking expense, amortization of intangibles and depreciation and amortization.

FB FirstBank

22

Reconciliation of non-GAAP financial measures (cont’d)  Tax-equivalent core efficiency ratio  (1) Efficiency ratio (GAAP) is calculated by dividing non-interest expense by total revenue. 23  Tax-equivalent core efficiency ratio (1) Efficiency ratio (GAAP) is calculated by dividing non-interest expense by total revenue. (Dollars in Thousands) Second Quarter First Quarter Total noninterest expense $ 56,303 $ 56,151 Less variable compensation charge related to cash settled equity awards ‐ ‐ Less merger and offering‐related expenses 671 1,193 Less loss on sale of mortgage servicing rights ‐ ‐ Core noninterest expense $ 55,632 $ 54,958 Net interest income (tax‐equivalent basis) 51,909 48,799 Total noninterest income 35,708 33,275 Less change in fair value on mortgage servicing rights (1,778) (1,713) Less gain on sales or write‐downs of other real estate owned and other assets (132) (118) Less gain from securities, net (97) (47) Core noninterest income 37,715 35,153 Core revenue $ 89,624 $ 83,952 Efficiency ratio (GAAP)(1) 64.5% 68.7% Core efficiency ratio (tax‐equivalent basis) 62.1% 65.5%

Reconciliation of non-GAAP financial measures (cont’d)  Segment tax-equivalent core efficiency ratio  1 Includes mortgage segment Other noninterest mortgage banking expense, depreciation, loss on sale of mortgage servicing rights and amortization and impairment of mortgage servicing rights.2 Includes banking segment Other noninterest expense, other noninterest mortgage banking expense, amortization of intangibles and depreciation and amortization. 24 Segment tax-equivalent core efficiency ratio (Dollars in Thousands) Second Quarter First Quarter Banking segment core efficiency ratio (tax equivalent) Core consolidated noninterest expense $ 55,632 $ 54,958 Less Mortgage segment noninterest expense 19,582 18,910 Add loss on sale of mortgage servicing rights ‐ ‐ Adjusted Banking segment noninterest expense 36,050 36,048 Adjusted core revenue 89,624 83,952 Less Mortgage segment noninterest income 21,650 20,363 Less change in fair value on mortgage servicing rights (1,778) (1,713) Adjusted Banking segment total revenue $ 69,752 $ 65,302 Banking segment core efficiency ratio (tax‐equivalent basis) 51.7% 55.2% Mortgage segment core efficiency ratio (tax equivalent) Consolidated noninterest expense $ 56,303 $ 56,151 Less loss on sale of mortgage servicing rights ‐ ‐ Less Banking segment noninterest expense 36,721 37,241 Adjusted Mortgage segment noninterest expense $ 19,582 $ 18,910 Total noninterest income 35,708 33,275 Less Banking segment noninterest income 14,058 12,912 Less change in fair value on mortgage servicing rights (1,778) (1,713) Adjusted Mortgage segment total revenue $ 23,428 $ 22,076 Mortgage segment core efficiency ratio (tax‐equivalent basis) 83.6% 85.7% 2018

Reconciliation of non-GAAP financial measures (cont'd)

Tangible book value per common share and tangible common equity to tangible assets

	2018		2017				2016	
(Dollars in thousands)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Tangible Assets								
Total assets	$ 4,923,249	$ 4,725,416	$ 4,727,713	$ 4,581,943	$ 3,346,570	$ 3,166,459	$ 3,276,881	$ 3,187,180
Less goodwill	137,190	137,190	137,190	138,910	46,867	46,867	46,867	46,867
Less intangibles, net	13,203	14,027	14,902	12,550	4,048	4,171	4,563	5,090
Tangible assets	$ 5,073,642	$ 4,574,199	$ 4,575,621	$ 4,430,483	$ 3,295,655	$ 3,115,421	$ 3,225,451	$ 3,135,223
Tangible Common Equity								
Total shareholders' equity	$ 630,959	$ 611,075	$ 596,729	$ 572,528	$ 509,517	$ 342,142	$ 330,498	$ 329,108
Less goodwill	137,190	137,190	137,190	138,910	46,867	46,867	46,867	46,867
Less intangibles, net	13,203	14,027	14,902	12,550	4,048	4,171	4,563	5,090
Tangible common equity	$ 781,352	$ 459,858	$ 444,637	$ 421,068	$ 458,602	$ 291,104	$ 279,068	$ 277,151
Common shares outstanding	30,683,353	30,671,763	30,535,517	30,526,592	28,968,160	24,154,323	24,107,660	23,975,122
Book value per common share	$ 20.56	$ 19.92	$ 19.54	$ 18.76	$ 17.59	$ 14.16	$ 13.71	$ 13.73
Tangible book value per common share	$ 15.66	$ 14.99	$ 14.56	$ 13.79	$ 15.83	$ 12.05	$ 11.58	$ 11.56
Total shareholders' equity to total assets	12.8%	12.9%	12.6%	12.5%	15.2%	10.8%	10.1%	10.3%
Tangible common equity to tangible assets	10.1%	10.2%	9.7%	9.5%	13.9%	9.3%	8.7%	8.8%

FB
FirstBank

25

Reconciliation of non-GAAP financial measures (cont’d)  Return on average tangible common equity  Return on average tangible common equity, adjusted 26 Return on average tangible common equity Return on average tangible common equity, adjusted (Dollars in thousands) 1H18 Total average shareholders' equity $ 607,708 Less average goodwill 137,190 Less intangibles, net 13,671 Average tangible common equity $ 456,848 Net income $ 41,819 Return on average tangible common equity 18.5% (Dollars in thousands) 1H18 Average tangible common equity $ 456,848 Net income, adjusted 43,372 Return on average tangible common equity, adjusted 19.1%

Reconciliation of non-GAAP financial measures (cont’d)  Pro forma return on average assets and equity, adjusted 27  Pro forma return on average assets and equity, adjusted (Dollars in thousands) 1H 2018 2017 2016 2015 2014 2013 2012 Pro forma Net income 41,819 $ 52,398 $ 39,422 $ 32,995 $ 22,356 $ 18,612 $ 14,555 Average assets 4,719,932 3,811,158 3,001,275 2,577,895 2,311,297 2,205,264 2,143,957 Average equity 607,708 466,219 276,587 228,844 203,615 192,460 189,043 Pro forma return on average assets 1.79% 1.37% 1.31% 1.28% 0.97% 0.84% 0.68% Pro forma return on average equity 13.9% 11.2% 14.3% 14.4% 11.0% 9.7% 7.7% Pro forma net income, adjusted 43,372 57,770 43,727 31,304 21,069 18,612 13,746 Pro forma return on average assets, adjusted 1.85% 1.52% 1.46% 1.21% 0.91% 0.84% 0.64% Pro forma return on average equity, adjusted 14.4% 12.4% 15.8% 13.7% 10.3% 9.7% 7.3%

Reconciliation of non-GAAP financial measures (cont’d)  Total mortgage contribution, adjusted 28  Total mortgage contribution, adjusted (Dollars in thousands) 1H18 1H17 Mortgage segment pre‐tax net contribution $ 3,027 $ 5,886 Retail footprint: Mortgage banking income 13,002 12,784 Mortgage banking expenses 10,746 10,204 Retail footprint pre‐tax net contribution 2,256 2,580 Total mortgage banking pre‐tax net contribution $ 5 ,283 $ 8,466 Pre‐tax net income 55,095 32,991 % total mortgage banking pre‐tax net contribution 9.6% 25.7% Pre‐tax net income, adjusted 5 6,959 33,497 % total mortgage banking pre‐tax net contribution, adjusted 9.3% 25.3%